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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 2001


                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-11716                  16-1213679
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


   5790 Widewaters Parkway, DeWitt, New York                13214
    (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (800) 724-2262

          (Former name or former address, if changed since last report)
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         On May 29, 2001, Community Bank System, Inc. (the "Registrant") filed a
Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission to report the consummation of a merger (the "Merger") between the Registrant and First Liberty Bank Corp. ("First Liberty"). This Amendment No. 1 to the Form 8-K is being filed to include, or incorporate herein by reference, certain historical financial statements of First Liberty and pro forma financial information of the combined entity.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of First Liberty.

         The audited financial statements of First Liberty for the years ended December 31, 1998, 1999 and 2000 are incorporated herein by reference to First Liberty's Annual Report on Form 10-K (Commission File No. 0-13312) for the year ended December 31, 2000 filed with the Securities and Exchange Commission (the "SEC").

(b)      Pro Forma Financial Information.

         The unaudited pro forma financial information of the combined entity for the years ended December 31, 1998, 1999 and 2000 and for the three months ended March 31, 2000 and 2001 set forth on Exhibit 99.1 hereto is incorporated herein by reference.

(c)      Exhibits.

            Exhibit No.                                Description
            -----------                                -----------
               23.1                          Consent of KPMG LLP

               99.1                          Pro Forma Financial Information

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 COMMUNITY BANK SYSTEM, INC.

                                 By: /s/ Sanford A. Belden
                                   --------------------------------------------
                                   Name: Sanford A. Belden
                                   Title: President and Chief Executive Officer

Date:  July 25, 2001